February 10, 2021 Associated Banc-Corp First Quarter 2021 Investor Presentation Associated Bank River Center, Downtown Milwaukee (© Nathan Vomhof) Exhibit 99.1

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target," “outlook” or similar expressions. Forward- looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. These forward-looking statements include: management plans relating to the pending sale of Whitnell & Co. and formation of a strategic partnership with Rockefeller (the “transaction”); the expected timing of the completion of the transaction; the ability to complete the transaction; the ability to obtain any required regulatory approvals; any statements of the plans and objectives of management for future operations, products or services; any statements of expectation or belief; projections related to certain financial results or other benefits of the transaction; and any statements of assumptions underlying any of the foregoing. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Additional factors which may cause actual results of the transaction to differ materially from those contained in forward-looking statements are the possibility that expected benefits of the transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the transaction may not be timely completed, if at all; that required regulatory approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of shareholders, customers, employees or other constituents to the transaction; and diversion of management time on acquisition-related matters. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

2 Our Franchise Illinois 21% Minnesota 8% Wisconsin 71% Consumer 36% Commercial Real Estate 25% Commercial and Business Lending 38% $33 billion of assets $24 billion of loans $4 billion of equity $26 billion of deposits 1 As of December 31, 2020. 2 Excludes loans held for sale. 3 FDIC Summary of Deposits data as of June 30, 2020. 4 Based on assets, as of December 31, 2020. 5 The Wisconsin’s #1 Mortgage Lender and Leading Lender in the Midwest designations are based on originated, closed-end mortgage loan count, gathered from the Home Mortgage Disclosure Act data compiled annually by the Consumer Financial Protection Bureau. The results of the data were obtained through the Consumer Financial Protection Bureau Mortgage Database (HMDA), August 2020. 6 Affinity checking accounts as a percentage of total checking accounts, as of December 31, 2020. Fourth Quarter 20201 Affinity Programs 4Q 2020 End of Period Loan Composition2 ▪ Largest bank headquartered in Wisconsin4 ▪ Approximately 4,1001 employees, servicing 1.3 million customer accounts in 8 states and over 120 communities1 ▪ Wisconsin’s #1 Mortgage Lender5 Highlights and Accomplishments ~40% of checking accounts are affinity related6 Deposit Location3

3 Market Perspective 1 As of 12/31/2020; excludes $313 million Other consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Unemployment map source: U.S. Bureau of Labor Statistics as of 12/31/2020; ASB footprint shown as simple average of the 8 states where we operate Associated’s Footprint continues to perform better than the average national unemployment rate. Our core markets are benefiting from less volatile and more resilient employment trends Total Loans1 Wisconsin 30% Illinois 24% Minnesota 10% Other Midwest 13% Texas 5% Other 19% 2 Jun. Sept. Dec. Jan. National Average 11.1% 7.8% 6.7% 6.3% Associated Footprint 10.6% 7.3% 6.0%

4 Improving Credit Position (Quarterly provision expense) Increasing Earnings (Quarterly EPS) Active NIM Management (Quarterly NIM) ...and completed cost saving initiatives... ▪ Further rationalized our branch network by 9%1 ▪ Reduced staffing levels by 12%1 ▪ Back office streamlining drove additional savings ...while continuing to produce improving credit quality metrics... ▪ Provision peaked in 2Q and has been declining ▪ Net reserve release for the fourth quarter of 2020 ▪ Improving economic and portfolio outlook ...which has driven increasing EPS ▪ Full year 2020 GAAP EPS was $1.86 as compared to $1.91 in 2019 ▪ The cost saving initiatives executed during the year, along with reduced provision, were key drivers in the 54% increase to EPS from 3Q to 4Q Proactive Cost Saving Initiatives (Quarterly personnel expense) We managed our margin through the low rate environment... ▪ Reduced the cost of funding across the bank ▪ Increased C&I loan spreads ▪ Minimized our investments and wholesale funding FY 2020 personnel expense down 11% YoY FY 2020 GAAP EPS of $1.86 and adjusted EPS2 of $1.19 Quarterly provision for credit losses declining 2.84% 2.49% 2.31% 2.49% 1Q 20 2Q 20 3Q 20 4Q 20 $114 $111 $109 $98 1Q 20 2Q 20 3Q 20 4Q 20 $53 $61 $43 $17 1Q 20 2Q 20 3Q 20 4Q 20 $0.26$0.27 $0.94 $0.26 $0.40 1Q 20 2Q 20 3Q 20 4Q 20 FY 2020 NIM 2.53% $0.68 from sale of ABRC ($ in millions except per share data) 2020: Managing a Tumultuous Year 1 Down from 12/31/2019. 2 A non-GAAP measure. Please refer to the appendix for a reconciliation of adjusted earnings per common share to earnings per common share. 2

5 2020 included multiple cost saving initiatives and asset sales which drove PTPP higher YoY ($ in millions) 1 A non-GAAP measure. Please refer to the appendix for a reconciliation of pre-tax pre-provision income to income before income taxes. 2 A non-GAAP measure. Please refer to the appendix for a reconciliation of adjusted pre-tax pre-provision income to income before income taxes. 1 2 2020 Pre-Tax Pre-Provision PTPP 2020 Initiatives Adjusted PTPP

6 4Q 2020 PTPP income excluding gain on sale of branches of $94 million ($ in millions) 1 A non-GAAP measure. Please refer to the appendix for a reconciliation of pre-tax pre-provision income to income before income taxes. 2 A non-GAAP measure. Please refer to the appendix for a reconciliation of adjusted pre-tax pre-provision income to income before income taxes. 1 2 4Q 2020 PTPP Walkforward PTPP

7 Balance Sheet Management ▪ Commercial loan growth, excluding PPP, of 2-4% ▪ Full year margin of 2.55% to 2.65% ▪ Target investments / total assets ratio of 15% Fee Businesses ▪ Noninterest income of $280 million to $300 million ▪ Mortgage banking revenue expected to moderate ▪ Wealth management fees are expected to be approximately $6 million lower in 2021 due to the strategic sale of Whitnell Expense Management ▪ We expect 2021 expenses of approximately $675 million ▪ Full-year effective tax rate expected to be between 18-21% Capital & Credit Management ▪ Target TCE at or above 7.5% ▪ Target CET1 at or above 9.5% ▪ Provision outlook positive and expected to be $70 million or less in 2021 ▪ Resuming share repurchases in 1Q 2021 We have shared the following 2021 guidance 2021 Outlook

Line of Business Profiles

9 Balanced Business Segments1 16.3% 12.4% Corporate and Commercial Specialty Community, Consumer, and Business Return on Average Allocated Capital Community, Consumer, and Business Corporate and Commercial Specialty $555 $535 Corporate and Commercial Specialty Community, Consumer, and Business Net Interest Income and Noninterest Income ($ in millions) $23.7 $24.4 Corporate and Commercial Specialty Community, Consumer, and Business Average Loans and Deposit Footings ($ in billions) ▪ Corporate Banking ▪ Commercial Real Estate ▪ Wealth Management ▪ Consumer and Business Banking ▪ Community Markets 1 For the year ended December 31, 2020 excluding Associated Benefits & Risk Consulting (ABRC) and Risk Management and Shared Services.

10 Corporate Banking Corporate and Commercial Specialty Segment Corporate Lending Specialized Lending Verticals Commercial Deposits and Treasury Management Commercial Products and Services Creative, relationship-oriented teams build loyal, long-lasting client relationships ▪ Corporate Lending serves large and complex customers, including Specialized Industries ▪ Commercial Deposits and Treasury Management and Capital Markets provide solutions focused on customer needs and supported by high-touch, in-market service 2020 Highlights ▪ Corporate banking average loans grew by 12% ▪ Continued to augment the Treasury Management product offering and focus on developing and enhancing profitable relationships across the group ▪ $13.9 billion in average loans and deposits ▪ 5 offices across 3 states ▪ ~240 colleagues Commercial and Business Lending1 Loan Composition by Industry 1 Total commercial and business lending loans outstanding as of December 31, 2020. 2020 Overview Business Units Manufacturing & Wholesale Trade 17% Power & Utilities 17% Real Estate 12% Oil & Gas 4% Finance & Insurance 18% Health Care and Soc. Assist. 4% Retail Trade 3%Profsnl, Scientific, and Tech Svs 3% Construction 4% Rental and Leasing Services 3% Other 15%

11 Commercial Real Estate Corporate and Commercial Specialty Segment ▪ $7.1 billion in average loans and deposits ▪ 12 offices across 8 states ▪ ~100 colleagues Local experienced teams create custom real estate financing solutions ▪ Term, acquisition, construction and interim-bridge financing ▪ Deposit and cash management solutions ▪ Specialized financial services including loan syndications and interest rate risk management 2020 Highlights ▪ Closed $2.3 billion of new loan commitments, down from record production levels in 2019 as we reacted to the pandemic and credit environment; flat to 2018’s total production ▪ Year-end loan balances increased 13% from 2019 as payoffs slowed in an uncertain environment while construction loans continued to fund as normal ▪ Record fee income of ~$18 million was driven by record pace in pre-pandemic Q1 2020 as Swap fee income increased 34% to ~$7 million while syndication revenue came in at ~$3 million Commercial Real Estate1 Loan Composition by Property Type 1 Total commercial real estate lending loans outstanding as of December 31, 2020. 2020 Overview CRE Lending Real Estate Investment Trusts CRE Syndications CRE Tax Credits Business Units Multi-Family 33% Retail 16% Office / Mixed Use 20% Industrial 17% 1-4 Family Construction 6% Hotel / Motel 4% Other 5%

12 Wealth Management Corporate and Commercial Specialty Segment AIS $19 Personal Trust $39 Private Banking $3 RPS $18 Whitnell $8 Inv. Mgmt. $1 Market-based teams are comprised of specialists ▪ Wealth Management Services offers a suite of services tailored to the unique needs of high-net-worth and ultra-high-net- worth clients 2020 Highlights ▪ Average deposit growth of 5% ▪ Wealth management fees up $4 million, or 5%, from 2019 ▪ Pending sale of Whitnell expected to close in March 2021 ▪ $2.7 billion in average loans and deposits ▪ $13.3 billion AUM ▪ ~330 colleagues Business Units 2020 Overview 1 Figures in millions, for the year ended December 31, 2020. AIS is our registered Broker-Dealer subsidiary. 2 Balances in billions, for the years ended December 31. Includes AUM at Whitnell, which was $1.3 billion. 2020 Fee Revenue1 Private Banking Personal Trust Retirement Plan Services (RPS) Associated Investment Services (AIS) Investment Management Financial Planning $8.3 $10.6 $10.3 $12.1 $13.3 2016 2017 2018 2019 2020

13 Consumer and Business Banking Community, Consumer and Business Segment ▪ $18.7 billion in average loans and deposits ▪ 158 branches1 ▪ ~1,900 colleagues Full-range services for individuals and small businesses ▪ Retail Banking provides best-in-class customer experience across branches and digital channels ▪ Residential & Consumer Lending offers residential mortgages, home equity loans, auto loans, credit cards and unsecured credit through various direct and indirect channels ▪ Business Banking provides solutions to businesses with $10 million or less in annual revenue 2020 Highlights ▪ Originated a record $4.5 billion in residential mortgages; over 90% of applications through digital Blend platform ▪ Achieved best-ever customer satisfaction levels with branch experience despite downsizing network and managing through COVID-19 protocols ▪ Grew digital active adoption to 62% of consumer customers in 2020; ASB exceeds the regional bank peer benchmark in mobile adoption2 ▪ Enabled over 8,000 customers to obtain over $1 billion in PPP loans and almost $250 million in loan forgiveness by year-end 2020 Overview Retail Banking Residential & Consumer Lending Business Banking Business Units Serving Metro Markets 1 Includes one branch that offers wealth management services only. 2 Per Digital & Multichannel Banking Benchmark Study 2020, Finalta by McKinsey. 3 Defined as customers who have logged in or transacted within mobile banking within 90 days. (quarterly average). 200 234 261 4Q 2018 4Q 2019 4Q 2020 Active Mobile Users3 (in thousands)

14 Community Markets Community, Consumer and Business Segment Localized approach ensures the customer experience is at the forefront of decisions and actions ▪ Virtual community banks with our full suite of financial and risk management solutions in midsize markets ▪ Community market presidents are positioned as active community partners and financial leaders ▪ Strategy is intended to build on our strong deposit market share in select midsize markets ▪ Reduced residential loan officers while maintaining geographical coverage in all markets 2020 Highlights ▪ Acquisition of First National Bank of Staunton, in Southern Illinois, bolstered our presence in the St. Louis MSA ▪ Sale of our Peoria branches resulted in a 4% deposit premium; highlighting the value of our regional footprint ▪ $5.8 billion in average loans and deposits ▪ 70 branches ▪ ~480 colleagues Rochester La Crosse Southern Illinois Northern Wisconsin Branch Banking Commercial & Business Banking Residential & Consumer Lending Private Banking Business Units Serving Midsize Markets Rockford Eau Claire Central Wisconsin 2020 Overview

15 Consumer Transaction Dynamics Customers have shifted their transactions away from branch lobbies to drive ups and mobile channels 2,880 2,573 2,198 2,405 2,272 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1 Quarterly branch transactions displayed in thousands. 2 Based on period end deposits. ▪ Overall footprint teller transactions down approximately 21% in 4Q 2020 from 4Q 2019 (including FNB) ▪ Teller transaction patterns in 2Q 2020 and 4Q 2020 partially influenced by lobby closures tied to COVID ▪ Our largest branch teller transaction declines are found in metro areas and branch locations without a drive up (including in-stores) ▪ Digital engagement grew by almost 50% in Q4 2020 YoY (as defined by active online and mobile banking sessions) Branch Transactions1 Mobile Deposits (% of consumer deposits)2 24% 26% 33% 31% 33% 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020

16 Branch Optimization Trend We have consistently optimized our branch network over the last decade Pro Forma Branch Count Trend1 205 202 185 31 26 19 20 17 7 279 270 238 237 226 215 217 213 236 248 228 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 ASB BKMU (58) HBAN (32) FNB (9) 2 1 Branch count at year end. Parenthetical amounts reflect amount at acquisition. 2 Branch count after branch sales and consolidations in December 2020. One additional branch sale is expected to close in 1Q 2021. 3 Based on total period end deposits and branch count at year end. ▪ Continued migration to mobile and online channels has reduced the centricity of branches to our distribution strategy ▪ Declining foot traffic in branches and customer behavior shifts have created additional opportunities to optimize our branch network over time ▪ The COVID pandemic and new technology have only accelerated these trends $55 $116 2010 2020 Avg. Deposits / Branch3 ($ in millions)

Financial Trends

18 $1.4 $1.3 $1.3 $1.2 $1.1 $6.2 $7.1 $8.3 $8.3 $8.2 $4.7 $5.0 $5.4 $5.2 $5.8 $7.4 $7.3 $7.7 $8.4 $8.7 $0.7 $19.7 $20.6 $22.7 $23.1 $24.5 2016 2017 2018 2019 2020 $(236) $(180) $(122) $(108) $43 $275 $324 $337 $381 Annual Loan Trends CRE investor Residential mortgage Home equity & other consumer General commercial REIT Mortgage warehouse Power & utilities ($ in millions) Oil & gas PPP, CRE, and Mortgage Warehouse lead growth as we continued to reduce our Oil & Gas exposures CRE construction PPP $701 Average Annual Loans ($ in billions) Average Loan Change (2019 to 2020) Commercial & business lending Commercial real estate Residential mortgage Home equity & other consumer PPP

19 $1.2 $1.2 $1.2 $1.1 $1.1 $8.2 $8.4 $8.3 $8.1 $8.0 $5.2 $5.3 $5.7 $6.0 $6.2 $8.2 $8.4 $9.2 $8.8 $8.5 $0.8 $1.0 $0.9 $22.8 $23.3 $25.2 $25.0 $24.7 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 $(374) $(216) $(161) $(138) $(10) $308 $481 $482 Quarterly Loan Trends CRE investor Residential mortgage Home equity & other consumer General commercial REIT Mortgage warehouse Power & utilities ($ in millions) Oil & gas CRE continues to grow partially offset by general commercial loans CRE construction PPP Average Quarterly Loans ($ in billions) Average Loan Change (4Q19 to 4Q20) Commercial & business lending Commercial real estate Residential mortgage Home equity & other consumer PPP $930 $597

20 ▪ We generally granted 90 day deferrals for our commercial customers ▪ Total commercial deferrals have declined approximately 96% since the end of 2Q 2020 ▪ As of 12/31/20 commercial deferrals ($31 million) represent 0.20% of our commercial loan balances Active Commercial Loan Deferrals Active Consumer Loan Deferrals Total deferrals have declined approximately 95% since 2Q 2020 $1 $863 $310 $31 1Q 20 2Q 20 3Q 20 4Q 20 CRE C&BL ($ in millions) $0 $725 $376 $48 1Q 20 2Q 20 3Q 20 4Q 20 Consumer 1st term Consumer 2nd term ▪ We generally granted six month deferrals to consumers who requested assistance ▪ Total consumer deferrals have declined by approximately 93% since the end of 2Q 2020 and $46 million are still on their initial term ▪ As of 12/31/20, active consumer deferrals represent 0.54% of consumer loan balances Loan Deferral Update

21 Fourth Quarter ACLL ▪ Allowance for credit losses on loans (ACLL) decreased $11 million at the end of 4Q 2020 from 3Q 2020 ▪ ACLL to loans was 1.76%, or 1.82% excluding PPP loans ▪ 4Q 2020 provision of $17 million, down $26 million from 3Q 2020 ▪ CECL forward looking assumptions based on Moody’s December 2020 Baseline forecast 1 Includes ALLL and the allowance for unfunded commitments. 2 Includes funded and unfunded reserve for loans, excludes reserve for HTM securities. Positive numbers reflect increases to the reserve and negative numbers reflect releases. ($ in thousands) Loan Allowance Walkforward ACLL2 decreased $11 million and covered 1.76% of loan balances at the end of 2020 ($ in millions) Allowance Update Loan Category ACLL 1 12/31/19 Day 1 CECL Adoption 2 Net 1Q Reserve Build 2 Net 2Q Reserve Build 2 Net 3Q Reserve Build 2 Net 4Q Reserve Release 2 ACLL 2 12/31/20 12/31/20 ACLL 2 / Loans C&BL - excl. Oil & Gas 100,594$ (8,390)$ 29,571$ 326$ 27,699$ (26,805)$ 122,994$ 1.48% C&BL Oil & Gas 13,226 55,460 8,880 6,025 (32,654) 2,712 53,650 18.12% PPP Loans - - - 808 160 (437) 531 0.07% CRE - Investor 41,044 2,287 (785) 16,524 31,850 3,151 94,071 2.17% CRE - Construction 32,447 25,814 7,428 10,585 (10,528) 12,334 78,079 4.24% Residential Mortgage 16,960 33,215 (6,227) (121) (183) (646) 42,997 0.55% Other Consumer 19,008 22,760 777 363 (2,937) (818) 39,154 3.84% Total 223,278$ 131,147$ 39,643$ 34,510$ 13,408$ (10,510)$ 431,478$ 1.76% Total (excl. PPP Loans) 223,278$ 131,147$ 39,643$ 33,702$ 13,248$ (10,073)$ 430,946$ 1.82%

22 2.69% 16.63% 19.36% 15.29% 18.12% 0.98% 1.62% 1.73% 1.77% 1.76% 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 $4 $9 $2 $7 $9 $10 $8 $25 $20 $3 $19 $14 $17 $26 $30 $28 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Credit Quality – Quarterly Trends $95 $107 $110 $145 $97 $23 $29 $50 $8 $37 $1 $11 $79 $77 $118 $137 $172 $232 $211 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 $118 $150 $186 $162 $141 $43 $67 $63 $60 $41 $17 $58 $72 $100 $161 $234 $307 $293 $282 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Credit metrics improved during 4Q 2020 ($ in millions) ($ in millions) ($ in millions) 1 Oil and gas had a net recovery of ~$710,000 in 4Q20. 2 ACLL figures do not include the allowance for HTM securities. 3 Please see slide 31 for more detail on our Key COVID Commercial Loan Exposures. Oil and gas ACLL / Oil and gas Loans ACLL / loans Potential Problem Loans Nonaccrual Loans ACLL2 to Total Loans / Oil and Gas LoansNet Charge Offs1 Oil and gas All other loansOther COVID3 Oil and gas All other loansOther COVID3 Oil and gas All other loansOther COVID3

23 $3.5 $3.1 $2.1 $1.9 $1.4 $1.6 $2.0 $2.8 $3.1 $2.3 $6.0 $6.3 $7.3 $7.0 $6.5 $1.4 $1.5 $1.9 $2.4 $3.3 $3.4 $4.0 $4.8 $5.1 $5.6 $5.1 $5.0 $5.2 $5.2 $6.9 $21.0 $21.9 $24.1 $24.7 $26.0 2016 2017 2018 2019 2020 Annual Deposit Portfolio Trends ($ in billions) Average Annual Deposits Time depositsSavings Money market EOP Deposit Change (2019 to 2020) Network transaction deposits Low-cost core deposits have trended up while we reduced reliance on high-cost fund sources Noninterest-bearing demand Interest-bearing demand $(139) $149 $433 $915 Interest-bearing demand Savings Noninterest-bearing demand Money market Network transaction deposits Time deposits ($ in millions) $2,211 $(866)

24 $1.4 $1.4 $1.5 $1.5 $1.3 $2.7 $2.6 $2.5 $2.1 $1.9 $6.6 $6.5 $6.5 $6.5 $6.5 $2.7 $2.9 $3.3 $3.5 $3.6 $5.1 $5.3 $5.4 $5.8 $5.7 $5.5 $5.5 $6.9 $7.4 $7.7 $24.1 $24.3 $26.1 $26.8 $26.7 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Quarterly Deposit Portfolio Trends ($ in billions) Average Quarterly Deposits Time depositsSavings Money market EOP Deposit Change 3Q20 to 4Q20 Network transaction deposits We continue to improve the mix of low-cost, core customer funding Noninterest-bearing demand Interest-bearing demand $(270) $(226) $(194) $121 $166 $173 ($ in millions) EOP Low-cost Deposit Mix Trend 12% 12% 13% 13% 14% 21% 23% 20% 22% 21% 23% 24% 29% 28% 29% 56% 58% 61% 63% 64% 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Noninterest-bearing demand Savings Money Market Network transaction deposits Time deposits Interest-bearing demand

25 Net Interest Income and Yield Trends Net Interest Income and Net Interest Margin 4.55% 4.34% 3.24% 2.93% 2.88% 4.13% 3.85% 2.80% 2.59% 2.69% 3.27% 3.33% 3.04% 3.06% 3.00% 1.23% 1.06% 0.60% 0.52% 0.43% 0.84% 0.65% 0.10% 0.08% 0.07% 1.74% 1.63% 1.44% 1.21% 0.97% 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 $203 $190 $182 $188 2.85% 2.89% 2.30% 2.35% 2.56% Jan Feb Mar Apr May Jun July Aug Sep Oct Nov Dec Average Yields ($ in millions) 4Q 2020 margin rebounded as C&I spreads widened and liability costs declined Total residential mortgage loans Commercial and business lending loans excluding PPP Commercial real estate loans Total interest- bearing liabilities1 Time DepositsNet interest income Net interest margin Total interest-bearing excluding time deposits 1Q20 2Q20 3Q20 4Q20 1 Reflects approximately $1 billion repayment of FHLB advances in 3Q and $1 billion repayment of PPPLF in 4Q.

26 $15 $14 $14 $15 $15 $22 $21 $21 $21 $22 $16 $15 $11 $14 $15 $40 $48 $51 $25 $26 $7 $93 $98 $76 $86 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 $254 Noninterest Income Trends Net Mortgage Banking IncomeNoninterest Income Trend $7 $6 $12 $13 $15 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 $16 $15 $11 $14 $15 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 ($ in millions) ($ in millions) ($ in millions) Service Charges & Deposit Account Fees The fourth quarter branch sales generated a gain of $7 million as mortgage banking and service charges grew Card-based and other fee based Service charges and deposit account fees Wealth management Insurance & Other Asset gains (losses), net Gain from branch sales

27 $121 $114 $111 $109 $98 $82 $76 $72 $69 $75 $1 $2 $1 $50 $204 $192 $183 $228 $173 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 Expense Trends Adjusted Efficiency Ratio2Noninterest Expense 67% 63% 63% 63% 63% 69% 70% 43% 85% 60% 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 2.45% 2.35% 2.09% 1.87% 2.02% 2.51% 2.37% 2.12% 2.55% 2.02% 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1 Annualized 2 A non-GAAP financial measure. Please refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the adjusted efficiency ratio. 3 A non-GAAP financial measure, adjusted noninterest expense excludes acquisition and restructuring related costs. Please refer to the appendix for a reconciliation of adjusted noninterest expense to noninterest expense. 4 Personnel expense includes $10 million of severance. ($ in millions) Noninterest Expense1 / Average Assets 2020 cost saving initiatives reduced the expense run rate and improved the efficiency ratio Personnel expense Other Acquisition expenses Adjusted noninterest expense3 / average assets Noninterest expense / average assets Restructuring costs (FHLB & Real estate expenses) 4 Adjusted efficiency ratio2 Federal Reserve efficiency ratio

28 6.90% 9.36% 10.35% 12.56% 7.94% 10.45% 11.81% 14.02% TCE Ratio Common Equity Tier 1 Capital Tier 1 Capital Total Capital 1 Tangible common equity / tangible assets. This is a non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Regulatory Capital Ratios 1Q 2020 Tangible Common Equity Ratio1 Common Equity Tier 1 Ratio Tangible Common Equity ratio increased 44 bps to 7.94% during 4Q 2020 4Q 2020 Capital Ratio Walkdowns 3Q 2020 Gain on branch sales Dividends Other 4Q 2020 Earnings excluding gain on branch sales Strong Capital Position

Appendix

30 Total Loans Outstanding Balances as of December 31, 2020 1 All values as of period end. 2 North American Industry Classification System. 3 Includes mortgage warehouse financing. 4 Includes $296 million of oil and gas loans and one $16 million fracking sand mining company loan. Well diversified $24 billion loan portfolio ($ in millions) 12/31/2020 1 % of Total Loans 12/31/2020 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Finance and Insurance 3 1,739$ 7.1% Multi-Family 2,035$ 8.3% Utilities 1,609 6.6% Office/Mixed 1,230 5.0% Wholesale/Manufacturing 1,580 6.5% Industrial 1,038 4.2% Real Estate (includes REITs) 1,102 4.5% Retail 979 4.0% Construction 386 1.6% Single Family Construction 351 1.4% Health Care and Social Assistance 369 1.5% Hotel/Motel 255 1.0% Mining 4 342 1.4% Land 107 0.4% Retail Trade 328 1.3% Parking Lots and Garages 84 0.3% Professional, Scientific, and Tech. Serv. 302 1.2% Mobile Home Parks 16 0.1% Rental and Leasing Services 262 1.1% Other 88 0.4% Waste Management 197 0.8% Total CRE 6,183$ 25.3% Transportation and Warehousing 186 0.8% Accommodation and Food Services 161 0.7% Consumer Arts, Entertainment, and Recreation 142 0.6% Residential Mortgage 7,878$ 32.2% Information 119 0.5% Home Equity 707 2.9% Financial Investments & Related Activities 102 0.4% Student Loans 118 0.5% Management of Companies & Enterprises 88 0.4% Credit Cards 106 0.4% Educational Services 68 0.3% Other Consumer 89 0.4% Public Administration 28 0.1% Total Consumer 8,899$ 36.4% Agriculture, Forestry, Fishing and Hunting 7 0.0% Other 252 1.0% Total C&BL 9,370$ 38.3% Total Loans 24,452$ 100.0%

31 1 As of 12/31/2020. 2 C&BL excludes grocers, convenience stores, vehicle dealers, auto parts and tire dealers, direct and mail order retailers, and building material dealers; CRE excludes properties primarily anchored by grocers, self-storage facilities, and vehicle dealers. Key COVID commercial loan exposures are spread across multiple industries without large concentrations ($ in millions) Key COVID Commercial Loan Exposures1 C&BL Utilization CRE Utilization Total % of total loans Retailers/Shopping Centers 2 Retailers 83.0$ 41% 676.5$ 90% 759.4$ 3.11% Retail REITs 197.1 46% 153.5 98% 350.7 1.43% Subtotal 280.1 44% 830.0 92% 1,110.1 4.54% Oil & Gas Oil & Gas 296.0 64% - 0% 296.0 1.21% Subtotal 296.0 64% - 0% 296.0 1.21% Hotels, Amusement & Related Hotels 2.6 73% 255.2 89% 257.7 1.05% Parking Lots and Garages 21.7 59% 101.8 90% 123.5 0.51% Casinos 26.6 100% - 0% 26.6 0.11% Recreation & Entertainment 31.0 30% 6.4 97% 37.4 0.15% Movie Theaters 10.0 30% - 0% 10.0 0.04% Subtotal 91.8 45% 363.4 90% 455.2 1.86% Restaurants Full-Service 69.7 79% 14.5 100% 84.2 0.34% Limited-Service & Other 21.5 89% 10.9 100% 32.4 0.13% Subtotal 91.2 81% 25.4 100% 116.6 0.48% Transportation & Other Transportation Services 51.1 81% - 0% 51.1 0.21% Fracking Sand Mining 16.3 67% - 0% 16.3 0.07% Subtotal 67.4 77% - 0% 67.4 0.28% Total 826.5$ 55% 1,218.8$ 91% 2,045.3$ 8.36%

32 Manufacturing & Wholesale Trade 17% Power & Utilities 17% Real Estate 12% Oil & Gas 4% Finance & Insurance 18% Other 15% 1 Excludes $313 million Other consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. 3 Principally reflects the oil and gas portfolio. 4 Chart based on commitments of $459 million. C&BL by Geography $9.4 billion CRE by Geography $6.2 billion Multi-Family 33% Retail 16% Office / Mixed Use 20% Industrial 17% 1-4 Family Construction 6%Hotel / Motel 4% Other 5% Permian 29% South Texas & Eagle Ford 11% East Texas North Louisiana Arkansas 16% Rockies 9% Marcellus Utica Appalachia 14% Mid- Continent (primarily OK & KS) 8% Other (Onshore Lower 48) 11% Bakken 2% Wisconsin 26% Illinois 16% Minnesota 8% Texas 6% Other Midwest 10% Other 35% Wisconsin 26% Illinois 16% Minnesota 9% Other Midwest2 21% Texas 10%Other 18% Total Loans1 Wisconsin 30% Illinois 24% Minnesota 10% Other Midwest 13% Texas 5% Other 19% C&BL by Industry $9.4 billion Oil and Gas Lending4 $296 million CRE by Property Type $6.2 billion 3 2 2 Loan Stratification Outstandings as of 12/31/2020

33 Reconciliation and Definitions of Non-GAAP Items ($ in millions) Adjusted Noninterest Expense Reconcilation1 4Q19 1Q20 2Q20 3Q20 4Q20 Noninterest expense $204 $192 $183 $228 $173 Restructuring costs 0 0 0 50 0 Acquisition related costs 1 2 1 0 0 Severance / frontline pay 4 0 2 10 0 Adjusted noninterest expense $199 $190 $181 $167 $173 1 This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods. Efficiency Ratio Reconciliation 4Q19 1Q20 2Q20 3Q20 4Q20 Federal Reserve efficiency ratio 69.14% 70.37% 43.49% 85.41% 59.68% Fully tax-equivalent adjustment (0.91)% (0.96)% (0.39)% (1.29)% (0.84)% Other intangible amortization (0.93)% (0.95)% (0.65)% (0.87)% (0.82)% Fully tax-equivalent efficiency ratio 67.32% 68.47% 42.26% 83.25% 58.02% Acquisition related costs adjustment (0.45)% (0.58)% (0.12)% (0.08)% --% Provision for unfunded commitments adjustment 0.34% (5.18)% (1.91)% 2.87% 3.42% Asset gains (losses), net adjustment 0.09% (0.02)% 22.10% (0.11)% (0.30)% Branch sales --% --% --% --% 1.68% 3Q 2020 initiatives --% --% --% (22.90)% --% Adjusted efficiency ratio 67.30% 62.70% 62.53% 63.02% 62.83% The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio is noninterest expense, which excludes the provision for unfunded commitments, other intangible amortization, acquisition related costs, and 3Q20 initiatives, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains (losses), net, acquisition related costs, asset gains (losses), net and gain on sale of branches. Management believes the adjusted efficiency ratio is a meaningful measure as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and provides a better measure as to how the Corporation is managing its expenses by adjusting for acquisition related costs, provision for unfunded commitments, asset gains (losses), net, branch sales, and 3Q 2020 initiatives.

34 Reconciliation and Definitions of Non-GAAP Items ($ in millions) 1 This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods. 2 The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. YTD 2020 Adjusted Pre-tax Pre-Provision Income Reconciliation1 YTD 2020 4Q 2020 Pre-tax pre-provision income Income before income taxes $327 $84 Provision for credit losses 174 17 Pre-tax pre-provision income 501 101 2020 Acquisitions, dispositions, and announced initiatives Sale of ABRC $(163) 0 Gain on sale of branches (7) (7) Acquisitions related to costs (noninterest expense) 2 0 Loss on prepayment of FHLB advances 45 0 Severance 10 0 Branch sales & consolidations 6 0 3Q 2020 initiatives 60 0 2020 Acquisitions, dispositions, and announced initiatives $(108) $(7) Pre-tax pre-provision income excluding 2020 initiatives $393 $94 Tangible Common Equity and Tangible Assets Reconciliation2 3Q20 4Q20 Common equity $3,692 $3,737 Goodwill and other intangible assets, net (1,178) (1,178) Tangible common equity $2,513 $2,560 Total assets $34,699 $33,420 Goodwill and other intangible assets, net (1,178) (1,178) Tangible assets $33,520 $32,242